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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                CURRENT REPORT FOR EVENT OCCURRING JULY 30, 1999

                                       OF

                           GOSS GRAPHIC SYSTEMS, INC.

                             a Delaware Corporation
                   IRS Employer Identification No. 25-1200273
                            SEC File Number 333-08421

                                700 OAKMONT LANE
                          WESTMONT, ILLINOIS 60559-5546
                                 (630) 850-5600


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

          On July 30, 1999, Goss Graphics Systems, Inc. (the "Company") and certain of its U.S. based subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The petitions do not cover the Company's foreign based subsidiaries.

         In connection with the Chapter 11 filing, the Company has obtained a commitment for $50 million in debtor-in-possession financing and issued a press release announcing the Company's filing (the "Press Release").
A copy of the Press Release is filed as Exhibit 1 hereto.

         The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Press Release which is incorporated by reference and the Chapter 11 petition and motions and related pleadings and papers on file with the Bankruptcy Court.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits.

         99.1     Text of press release dated July 30, 1999.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 10, 1999

                                                     GOSS GRAPHIC SYSTEMS, INC.


                                                     By:  /s/ Joseph Gaynor
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